UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 25, 2022

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Park National Corporation ("Park") held its 2022 Annual Meeting of Shareholders (the "2022 Annual Meeting") on April 25, 2022, as a virtual meeting via live webcast. At the 2022 Annual Meeting, the shareholders of Park adopted: (i) an amendment to Park's Articles of Incorporation to add new Article NINTH to eliminate cumulative voting rights in the election of directors; and (ii) related amendments to Section 1.10 and Section 2.04 of Park's Regulations to eliminate the textual references to the right of Park shareholders to elect to have cumulative voting apply in the election of directors. The full text of the amendments to Park's Articles of Incorporation and Park's Regulations are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. Please also see the disclosure under "Item 5.07 - Submission of Matters to a Vote of Security Holders." in respect of the vote on the adoption of the proposed amendments to Park's Articles of Incorporation and Park's Regulations.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

(a)Park held its 2022 Annual Meeting on April 25, 2022 as a virtual meeting via live webcast. At the close of business on February 28, 2022 (the record date for the 2022 Annual Meeting), there were 16,218,963 common shares outstanding and entitled to vote. At the 2022 Annual Meeting, 14,441,825, or 89.04%, of the outstanding Park common shares entitled to vote were represented by proxy or in person.

(b)(i) Directors elected at the 2022 Annual Meeting for a three-year term to expire at the 2025 Annual Meeting of Shareholders and the vote with respect to each such director (there were no other nominees):

	Number of Votes
	For	Against	Broker Non-Votes	Abstentions
Donna M. Alvarado	12,035,662	736,521	1,555,749	113,893
Frederic M. Bertley, Ph.D.	12,797,693	35,276	1,555,749	53,107
Stephen J. Kambeitz	12,564,763	255,980	1,555,749	65,333
Timothy S. McLain	12,586,757	251,884	1,555,749	47,435
Mark R. Ramser	12,811,213	29,470	1,555,749	45,393

(ii) With respect to the vote to approve the non-binding advisory resolution to approve the compensation of Park's named executive officers as disclosed in the proxy statement for the 2022 Annual Meeting:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
12,172,420	552,157	1,555,749	161,499

(iii) With respect to the vote to ratify the appointment of Crowe LLP as Park's independent registered public accounting firm for the fiscal year ending December 31, 2022:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
14,264,300	103,281	—	74,244
(iv) With respect to the vote to adopt an amendment to Park's Articles of Incorporation and related amendments to Park's Regulations to eliminate cumulative voting rights in the election of Park directors:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
11,139,723	1,588,738	1,555,749	157,615

(c)    Not applicable.

(d)    Not applicable.

Item 9.01 - Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits: The following exhibits are filed with this Current Report on Form 8-K

Exhibit No.	Description
3.1	Certificate of Amendment as filed with the Ohio Secretary of State on April 26, 2022 in order to evidence the adoption by Park National Corporation's shareholders of an amendment to Park National Corporation's Articles of Incorporation to add a new Article NINTH to eliminate cumulative voting rights in the election of directors (Filed herewith)

3.2	Certificate Regarding Adoption by the Shareholders of Park National Corporation on April 25, 2022 of Amendments to Section 1.10 and Section 2.04 of Park National Corporation's Regulations to eliminate the textual references to the right of Park National Corporation's shareholders to have cumulative voting apply in the election of directors (Filed herewith)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 27, 2022	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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